Infinity
PHARMACEUTICALS

Individual Inspiration . . .

Community Collaboration . . .

Medical Innovation . . .

Infinity R&D and Business Update Third Quarter Financial Results October 30, 2008 Exhibit 99.2

Forward-Looking Statements
• This press release contains forward-looking statements within the meaning of The Private Securities Litigation
Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-
looking statements.
• Such forward-looking statements include statements regarding the utility of Hsp90 and Hedgehog pathway inhibition to treat cancer; the ability of IPI-504 to be the first-to-market Hsp90 inhibitor; future clinical trial activity for IPI-504; the presentation of clinical data for IPI-504; the achievement of annual clinical objectives;
estimates of 2008 financial performance; and the expectation that Infinity will have cash to support its current operating plan into 2010.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, or that any preclinical data will be replicated in clinical trials. In particular, management's expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; Infinity's dependence on its collaboration with AstraZeneca; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities;
unplanned cash requirements and expenditures; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors" included in Infinity's quarterly report on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on August 6, 2008.
• Further, any forward-looking statements contained in this press release speak only as of the date hereof, and
Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Introduction Steven Holtzman Chair and Chief Executive Officer

4 4
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST
NSCLC
Docetaxel Combo
Add’l Solid Tumor
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Discovery Programs
Initiated RING trial
INFI: Late-stage oncology pipeline
*Transitioned to Novartis February 2008
Initiated Phase 1
Initiated Phase 1
Expanded Phase 2

5 Clinical Update: Hsp90 and Hedgehog Pathway Programs Julian Adams, Ph.D., President of R&D & Chief Scientific Officer

6 6
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST
NSCLC
Docetaxel Combo
Add’l Solid Tumor
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Discovery Programs
Initiated RING trial
INFI: Late-stage oncology pipeline
*Transitioned to Novartis February 2008
Initiated Phase 1
Initiated Phase 1
Expanded Phase 2

7
First Phase 3 registration study: RING trial
Retaspimycin hydrochloride in GIST
Trial under Special Protocol Assessment and EMEA advice
•
Study designed in consultation with international group of KOLs
–
Randomized, double-blind, placebo-controlled study
–
Approx. 200 patients; >50 sites worldwide
–
Patients with progressive GIST despite treatment with imatinib and sunitinib
•
Primary endpoint: Progression-free survival (PFS)
–
Secondary endpoints: disease control rate, time to progression & overall survival
•
Efficient trial design
–
Trial opened in 3Q08; enrollment commenced in October 2008
–
Trial anticipated to be completed by year end 2010

8
Expanding potential of IPI-504 beyond GIST
•
Expanding Phase 2 study in Stage IIIb/IV NSCLC
–
Study designed to evaluate 2 equal groups: mEGFR and wild-type EGFR
• Potential to expand if 1 patient demonstrates clinical benefit
–
Enrolled 10 patients in each group
• >1 patient in each arm met expansion criterion of extended stable disease
–
Expanding study to enroll additional 19 patients in each arm
–
Full Phase 2 data anticipated by mid-2009

9
Expanding potential of IPI-504 beyond GIST
•
Expanding Phase 2 study in Stage IIIb/IV NSCLC
–
Study designed to evaluate 2 equal groups: mEGFR and wild-type EGFR
• Potential to expand if 1 patient demonstrates clinical benefit
–
Enrolled 10 patients in each group
• >1 patient in each arm met expansion criterion of extended stable disease
–
Expanding study to enroll additional 19 patients in each arm
–
Full Phase 2 data anticipated by mid-2009
•
Phase 1b combo with docetaxel
–
Patients with advanced solid tumors
–
Establish safety, MTD, and optimal schedule of administration
•
Additional clinical studies of IPI-504 planned to start by early 2009

10 10
Infinity’s second Hsp90 inhibitor, oral IPI-493,
enters clinical development
•
Phase 1 clinical trial in patients with advanced solid tumors
–
Dose-escalation study evaluating safety and tolerability
–
Identify dose and schedule for further clinical development
–
Assess biological activity using RECIST and disease-specific markers
•
Novel, orally delivered formulation of 17-AG
•
Strong pharmaceutical properties in vivo and in vitro
–
Oral availability
–
Selectivity for cancer cells over normal cells
–
Potent and selective Hsp90 inhibition

Average Tumor Volume (mm3)

Infinity PHARMACEUTICALS

Significant anti-tumor activity with oral IPI-493 in
preclinical model of TKI-resistant NSCLC
0
500
1000
1500
2000
2500
3000
3500
18 21 25 28 32
Days Post Implant
Vehicle
50
75
100
IPI-493
(mg/kg)
Dosing: QOD, PO, 10ml/kg
87%
0
500
1000
1500
2000
2500
3000
3500
18 21 25 28 32
Days Post Implant
Vehicle
50
75
100
IPI-493
(mg/kg)
0
500
1000
1500
2000
2500
3000
3500
18 21 25 28 32
Days Post Implant
Vehicle
50
75
100
IPI-493
(mg/kg)
Dosing: QOD, PO, 10ml/kg
87%
Lee et al., 2008 EORTC

12 12
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST
NSCLC
Docetaxel Combo
Add’l Solid Tumor
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Discovery Programs
Initiated RING trial
INFI: Late-stage oncology pipeline
*Transitioned to Novartis February 2008
Initiated Phase 1
Initiated Phase 1
Expanded Phase 2

13 13
Novel Hedgehog pathway inhibitor, oral IPI-926,
enters clinical development
•
Phase 1 clinical trial in patients with advanced solid tumors
–
Dose-escalation study evaluating safety and tolerability
–
Identify dose and schedule for further clinical development
–
Assess anti-tumor activity and examine pharmacodynamic markers of biological activity
•
IPI-926 demonstrates oral availability, long plasma half-life and duration of action, and good distribution to tumor tissue
–
Potent and selective Hedgehog signaling inhibition in preclinical models

Genetic mutation
medulloblastoma
basal cell carcinoma
Pathway activation
pancreatic, gastric,
prostate, glioma, SCLC
Tumor progenitor cells
SCLC, glioblastoma,
breast, multiple myeloma
Hedgehog pathway implicated in a variety of
cancers
Hh in
Cancer

Once-daily administration of IPI-926 resulted in 100% survival during treatment period

Veh
IPI-926 @ 40mg/kg
Start of TX
End of TX
Number of mice
0
1
2
3
4
5
6
7
8
9
10
11
10
14
18
22
26
30
34
38
42
46
50
Days post implant

Mouse model, orthotopically implanted R837Tx medulloblastoma tumor

Pink et al., 2008 AACR

IPI-926 significantly delays tumor re-growth following tumor debulking in SCLC model

Vehicle
IPI-926
E/P - Vehicle
E/P - IPI-926
Tumor Volume (mm³)
82%
Mice randomized
+/- IPI-926
Last day of E/P treatment
Days Post Implant

5 weeks total of IPI-926 follow-up treatment; 40 mg/kg, PO QD

Travaglione et al., 2008 AACR

20

Genetic mutation
medulloblastoma
basal cell carcinoma
Pathway activation
pancreatic, gastric,
prostate, glioma, SCLC
IPI-926 demonstrates activity in multiple
preclinical settings
Tumor progenitor cells
SCLC, glioblastoma,
breast, multiple myeloma
Hh in
Cancer

Average Tumor volume (mm^3)

mGli-1/mGAPDH

Infinity PHARMACEUTICALS

0.00
10.00
20.00
30.00
40.00
50.00
60.00
70.00
80.00
90.00
100.00
Vehicle IPI-926 @ 40mpk
0.00
200.00
400.00
600.00
800.00
1000.00
1200.00
40 45 50 55 60 65 70
Days (post implant)
Vehicle: 30% HPBCD N=13
IPI5926 @ 40mg/kg N=12
IPI-926: 40%
IPI-926 demonstrates significant tumor growth
inhibition in pancreatic cancer model
IPI-926 down-regulates Hedgehog signal in tumor stroma
IPI-926
Tumor
Surrounding
stromal tissue
SHH
Gli
1
Travaglione et al., 2008 EORTC

17 Business Update Adelene Q. Perkins, President & Chief Business Officer

Third quarter financial results
•
$80.8 million in cash and investments (not including $15 million milestone from AstraZeneca) as of 9/30/08
– Began 2008 with $114 million in cash and investments
– Earned $15 million milestone from AstraZeneca with start of RING trial in October
2008; revenue will be recorded and cash will be received in 4Q08
•
Revenue: $2.5 million
•
R&D Expense: $11.7 million
– Net of $4.2 million AstraZeneca reimbursement, total R&D investment of $15.9 million
•
G&A Expense: $3.8 million
•
Net loss: ($12.4) million

Strong balance sheet and cash runway
•
Burn rate well-controlled
–
50% cost-sharing of Hsp90 program with AstraZeneca
•
Projected year end cash of approximately $80 million
–
Low end of previous net cash burn guidance of $35-$45 million for 2008
•
Cash
to support current plan into 2010
–
Sufficient capital to achieve key value-creation milestones

20 2008 Milestones Steve Holtzman, Chair and Chief Executive Officer

Executing on our R&D and business strategy
Initiate additional IPI-504 clinical studies
By early 2009
Initiate IPI-493 Phase 1 clinical trial
Preliminary update on IPI-504 Phase 2 data in NSCLC
Initiate RING Ph 3 registration trial of IPI-504 in GIST
Secure SPA for IPI-504 Phase 3 GIST study
Present IPI-504 Phase 1 GIST data (ASCO)
IPI-504 & IPI-493: Hsp90 inhibitors
Initiate Phase 1 clinical study
Present preclinical data (AACR)
IPI-926: Hedgehog pathway inhibitor

22 22
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST
NSCLC
Docetaxel Combo
Add’l Solid Tumor
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Discovery Programs
Initiated RING trial
INFI: Late-stage oncology pipeline
*Transitioned to Novartis February 2008
Initiated Phase 1
Initiated Phase 1
Expanded Phase 2
By early 2009